                                                                 EXHIBIT 10.4A

                                   APPENDIX A
                           FURON COMPANY SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN


         Whereas, Furon Company (the "Company") maintains the Furon Company Supplemental Executive Retirement Plan ("Plan"); and


         Whereas, the Company has the right to amend the Plan.


         Now, therefore, notwithstanding any other provisions of this Plan, this Appendix will apply specifically to Larry K. Hanson. "Final Average Earnings" means Mr. Hanson's average earnings over the highest three years of service for calendar years 1989 through 1994. This Appendix shall be considered as part of the Plan.


         IN WITNESS WHEREOF, this Appendix is hereby adopted this 23rd day of August, 1994.



FURON COMPANY



By:   /s/   J. MICHAEL HAGAN
      --------------------------------
Its:  Chairman
      --------------------------------




                                       37